Exhibit 31

CERTIFICATION

I, Holly Roseberry, President, Chief Executive Officer and Principal Financial Officer of Zingo, Inc., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Zingo, Inc.;

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.
Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

4.
The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the small business issuer and have:

a) designed such disclosure controls and procedures , or caused such  disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer,  including  its consolidated subsidiaries, is made known to us by others  within those  entities, particularly during the period in which this  quarterly report  is being prepared;

(b) designed such internal control over financial reporting, or caused such  internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of  financial reporting and the preparation of financial statements for  external  purposes in accordance with generally accepted accounting  principles;

(c) evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of  the  period covered by this report based onsuch evaluation; and

(d) disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most  recent fiscal quarter (the small business issuer’s fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to  materially affect, the small business issuer’s internal control over financial  reporting; and

5.  The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or  operation of internal control over financial reporting which are  reasonably  likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: December 17, 2007	/s/ Holly Roseberry
Holly Roseberry
(President and Director,
Chief Executive Officer and Principal Financial Officer)